Power of Attorney

The undersigned, Yiyang Xiangyun Holding Company Limited, is an enterprise incorporated and existing within the territory of China in accordance with the law of the People's Republic of China, the registration number of its legal and valid Business License is 430900000021965 and the legal registered address is No. 823 Taohualun West Road, Yiyang, China , and a holder of 100% of the entire registered capital ("my Shareholding") in Yiyang Xiangyun Group Co., Ltd. ("Yiyang Xiangyun"), hereby irrevocably authorize the Yiyang Tone Express (HK) Limited ("Tone Express") to exercise the following rights relating to my Shareholding during the term of this Power of Attorney:

The Tone Express or its designated party is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning my Shareholding, including without limitation to: 1) attend shareholders' meetings of Yiyang Xiangyun ; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and the Articles of Association of Yiyang Xiangyun, including but not limited to the sale or transfer or pledge or disposition of my Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the general manager and other senior management members of Yiyang Xiangyun.

All the actions associated with my Shareholding conducted by the Tone Express (or its designated party) shall be deemed as my own actions, and all the documents related to my Shareholding executed by the Tone Express (or its designated party) shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the Tone Express (or its designated party).

The Tone Express is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Yiyang Xiangyun .

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the Tone Express through this Power of Attorney, and shall not exercise such rights by myself.

This proxy shall not be terminated prior to the completion of acquisition of all of the equity interests in, or all assets or business of, Yiyang Xiangyun by Party Tone Express;

By: ______________

December 24, 2009